Investment Portfolio	as of February 29, 2020 (Unaudited)

DWS RREEF MLP & Energy Infrastructure Fund

	Shares	Value ($)
Master Limited Partnerships 55.6%
Commodity Gathering & Processing 2.4%
DCP Midstream Partners LP	7,960	124,097
Crude Oil & Refined Products 13.1%
Magellan Midstream Partners LP	9,030	492,586
MPLX LP	8,620	174,900
		667,486
Diversified Midstream 24.0%
Energy Transfer Equity LP	47,470	525,968
Enterprise Products Partners LP	22,230	518,848
Plains All American Pipeline LP	13,590	185,775
		1,230,591
Fee-based Gathering & Processing 4.4%
Enable Midstream Partners LP	36,500	226,300
Natural Gas Pipelines & Storage 11.7%
EQT Midstream Partners LP	21,580	374,629
TC PipeLines LP	5,920	224,664
		599,293
Total Master Limited Partnerships (Cost $3,732,238)		2,847,767
Common Stocks 39.8%
Commodity Gathering & Processing 4.0%
Targa Resources Corp.	6,419	207,976
Diversified Midstream 22.1%
Altus Midstream Co. "A"*	217,240	317,170
TC Energy Corp.	9,030	470,657
Williams Companies, Inc.	18,010	343,090
		1,130,917
Fee-based Gathering & Processing 2.5%
Keyera Corp.	5,292	127,032
Natural Gas Pipelines & Storage 11.2%
Cheniere Energy, Inc.*	11,174	573,114
Total Common Stocks (Cost $2,566,101)		2,039,039
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $6,298,339)	95.4	4,886,806
Other Assets and Liabilities, Net	4.6	236,879
Net Assets	100.0	5,123,685

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements
A summary of the Fund's transactions with affiliated investments during the period ended February 29, 2020 are as follows:

Value ($) at 11/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 2/29/2020	Value ($) at 2/29/2020
Cash Equivalents 0.0%
DWS Central Cash Management Government Fund, 1.65% (a)
—	1,305,928	1,305,928	—	—	320	—	—	—

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2020 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Master Limited Partnerships (b)	$2,847,767	$—	$—	$2,847,767
Common Stocks (b)	2,039,039	—	—	2,039,039
Total	$4,886,806	$—	$—	$4,886,806

(b)	See Investment Portfolio for additional detailed categorizations.